1520 E. Grand Ave, El Segundo, CA 90245 310.606.3200 pkst.com | February 27, 2026 Via Hand Delivery and Email Griffin Capital Company, LLC 266 Kansas Street El Segundo, California 90245 Attn: Kevin Shields RE: Sublease, dated September 1, 2021 (as amended from time to time, the “Sublease”), between Griffin Capital Company, LLC, a Delaware limited liability company (“Sublessor”), and PKST OP, L.P., a Delaware limited partnership (“Sublessee”) (as successor to Peakstone Realty Trust f/k/a Griffin Realty Trust, Inc. by assignment), as amended from time to time, including by that certain Third Amendment to Sublease, dated in August 2025 (the “Third Amendment”), for certain premises located at 1520 E. Grand Avenue, El Segundo, CA 90245 – NOTICE OF SUBLEASE TERMINATION Capitalized terms used but not defined in this letter have the meanings given to those terms in the Sublease. Pursuant to Section 2.1 of the Third Amendment, Sublessee hereby terminates the Sublease effective as of March 31, 2026. Please contact Travis Bushman at 310-387-4001 or tbushman@pkst.com at your convenience to discuss the surrender of the Subleased Premises by Sublessee. [Sublessee signature follows] EXHIBIT 10.35

1520 E. Grand Ave, El Segundo, CA 90245 310.606.3200 pkst.com Griffin Capital Company, LLC Page 2 4915-3393-1144, v. 2 Sincerely, PKST OP, L.P., a Delaware limited partnership By: Peakstone Realty Trust, a Maryland real estate investment trust, its general partner By: Name: Javier F. Bitar Title: Chief Financial Officer cc: Griffin Capital Company, LLC (via FedEx overnight) 266 Kansas Street El Segundo, California 90245 Attn: Chief Financial Officer Griffin Capital Company, LLC (via FedEx overnight) 266 Kansas Street El Segundo, California 90245 Attn: Chief Legal Officer